Note 19	12 Months Ended
Dec. 31, 2022
Tax Assets And Liabilties [Abstract]
Disclosure of tax assets and liabilities [Text Block]	Tax assets and liabilitiesConsolidated tax group
Pursuant to current legislation, BBVA consolidated tax group in Spain includes the Bank (as the parent company) and its Spanish subsidiaries that meet the requirements provided for under Spanish legislation regulating the taxation regime for the consolidated profit of corporate groups.
The Group’s non-Spanish banks and subsidiaries file tax returns in accordance with the tax legislation in force in each country.
Years open for review by the tax authorities
At the date of preparation of these financial statements, the BBVA consolidated tax group in Spain has 2017 and subsequent years subject to inspection, with respect to the main taxes applicable to it.
The remainder of the Spanish consolidated entities in general have the last four years open for inspection by the tax authorities for the main taxes applicable, except for those in which there has been an interruption of the limitation period due to the start of an inspection.
In relation to the BBVA consolidated tax group in Spain, in 2022, the tax assessments issued as a result of the tax authorities' inspection activities for 2014 to 2016 became final. These assessments were signed in 2021 and were signed in conformity, except for those corresponding to 2016, for which a partial disagreement has been expressed. The impacts of the conclusion of these audits were accounted for in 2021 and did not have a material effect on the financial statements.
On the other hand, in relation to the main jurisdictions in which the Group is present and carries out its activity, in the case of Mexico, the inspection procedure for the fiscal year 2017 continues in BBVA México, S.A. corresponding to Corporate Income Tax and Value Added Tax.
In view of the varying interpretations that can be made of some applicable tax legislation, the outcome of the tax inspections of the open years that may be conducted by the tax authorities in the future may give rise to contingent tax liabilities which cannot be reasonably estimated at the present time. However, the Group considers that the possibility of these contingent liabilities becoming actual liabilities is remote and, in any case, the tax charge which might arise therefore would not materially affect the Group’s consolidated financial statements.
Reconciliation
The reconciliation of the Group’s corporate income tax expense resulting from the application of the Spanish corporation income tax rate and the income tax expense recognized in the consolidated income statements is as follows:

Reconciliation of taxation at the Spanish corporation tax rate to the tax expense recorded for the year (Millions of Euros)
	2022		2021		2020
	Amount	Effective tax %	Amount	Effective tax %	Amount	Effective tax %
Profit or (-) loss before tax	10,356		8,399		3,576
From continuing operations	10,356		7,247		5,248
From discontinued operations	—		1,152		(1,672)
Taxation at Spanish corporation tax rate 30%	3,107		2,519		1,073
Lower/higher effective tax rate from foreign entities (1)	315		(332)		(181)
Mexico	(205)	26%	(109)	27%	(32)	29%
Chile	(8)	13%	(5)	22%	(2)	23%
Colombia	24	37%	—	30%	3	31%
Peru	(16)	27%	5	31%	(7)	28%
Turkey	621	70%	(125)	23%	(73)	25%
USA	17	17%	(62)	19%	(75)	16%
Others	(118)		(36)		5
Revenues with lower tax rate (dividends/capital gains)	(25)		(30)		(49)
Equity accounted earnings	(6)		—		12
USA Sale effect	—		544		—
Other effects (2)	138		80		661
Income tax	3,529		2,781		1,516
Of which: Continuing operations	3,529		1,909		1,459
Of which: Discontinued operations	—		872		57
(1) Calculated by applying the difference between the tax rate in force in Spain and the one applied to the Group’s earnings in each jurisdiction.
(2) In 2020, related mainly to the impact of the goodwill impairment of the United States' CGU that amounted to €2,084 million. This impact did not have associated any Corporate Income Tax (CIT) expense credit (once the 30% tax rate is applied, the effect amounted to €625 million).
The effective income tax rate for the Group in the years ended December 31, 2022, 2021 and 2020 is as follows:

Effective tax rate (Millions of Euros)
	2022	2021	2020
Income from:
Consolidated tax group in Spain	2,222	655	259
Other Spanish entities	(462)	5	7
Foreign entities	8,596	6,587	4,982
Gains (losses) before taxes from continuing operations	10,356	7,247	5,248
Tax expense or income related to profit or loss from continuing operations	3,529	1,909	1,459
Effective tax rate	34.1%	26.3%	27.8%
In 2022, in general, in the main countries in which the Group operates, there were no changes in the nominal corporate income tax rate compared to the previous year (including in Turkey, where the tax rate of 25% was maintained), except in the case of Colombia, where the applicable tax rate has changed from 34% of the previous year to 38%. On the other hand, in 2021, the changes in the nominal corporate income tax rate, with respect to the previous year, in the main countries in which the Group operates, were in Turkey (from 22% to 25%), Argentina (from 30% to 35%) and Colombia (from 36% to 34%).
Income tax recognized in equity
In addition to the income tax expense recognized in the consolidated income statements, the Group has recognized the following income tax charges for these items in the consolidated total equity:

Tax recognized in total equity (Millions of Euros)
	2022	2021	2020
Charges/credits to total equity
Debt securities and others	701	(174)	(230)
Equity instruments	(56)	(33)	(43)
Total	645	(207)	(273)
Current and deferred taxes
The balance under the heading "Tax assets" in the consolidated balance sheets includes the balances receivable from the tax authorities relating to current and deferred tax assets. The balance under the “Tax liabilities” heading includes the balances payable in respect of the Group’s various current and deferred tax liabilities. The details of the mentioned tax assets and liabilities are as follows:

Tax assets and liabilities (Millions of Euros)
	2022	2021	2020
Tax assets
Current tax assets (1)	1,978	932	1,199
Deferred tax assets	14,494	14,917	15,327
Pensions	422	416	439
Financial Instruments	1,302	1,408	1,292
Loss allowances	1,834	1,676	1,683
Other	1,184	1,101	1,069
Secured tax assets	8,689	9,304	9,361
Tax losses	1,063	1,012	1,483
Total	16,472	15,850	16,526
Tax liabilities
Current tax liabilities (1)	1,415	644	545
Deferred tax liabilities	1,326	1,769	1,809
Financial Instruments	568	1,124	908
Other	758	645	901
Total	2,742	2,413	2,355
(1) The increase in current tax assets relates mainly to a higher tax receivable by the tax group in Spain for the refund of the 2022 corporate income tax as a result of the instalment payments made in the year. On the other hand, the increase in current tax liabilities mainly corresponds to a higher tax payable in both Mexico and Turkey in relation to the estimated corporate income tax for the year 2022.
The most significant variations of the deferred tax assets and liabilities in the years 2022, 2021 and 2020 were derived from the following items:

Deferred tax assets and liabilities. Annual variations (Millions of Euros)
	2022		2021		2020
	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities	Deferred assets	Deferred liabilities
Balance at the beginning	14,917	1,769	15,327	1,809	15,318	1,928
Pensions	6	—	(23)	—	(17)	—
Financials instruments	(106)	(556)	116	216	(94)	(106)
Loss allowances	158	—	(7)	—	47	—
Others	83	113	32	(256)	24	(13)
Guaranteed tax assets	(615)	—	(57)	—	(2)	—
Tax losses	51	—	(471)	—	51	—
Balance at the end	14,494	1,326	14,917	1,769	15,327	1,809
With respect to the changes in deferred tax assets and liabilities in 2022 contained in the above table, the following should be pointed out:
–Guaranteed tax assets decreased mainly due to the utilization in the year of deferred tax assets converted into a receivable from the tax authorities, which was recognized in the Spanish tax group's corporate income tax return for the year 2020, and as a result of the offsetting of these assets in the Spanish tax group's estimated corporate income tax return for 2022.
–The increase in tax assets for tax losses is due to the fact that, despite the fact that in 2022 the tax Group in Spain generated positive taxable income, which allowed for the offset of tax losses and deductions, new deductions were generated during the year to avoid double taxation and, additionally, the filing of the 2021 corporate income tax return also led to an increase in the balance of these tax assets for tax losses.
–The evolution of deferred tax assets (other than those guaranteed and those linked to tax losses) net of deferred tax liabilities is due, among other things, to the exchange rate effect, especially in the case of Mexico and Turkey, the effects associated with the valuations of financial instruments, the effect in Argentina associated with the tax revaluation of fixed assets, the impacts linked to the application of IAS 29 in Turkey which are largely associated with the changes in accounting valuations arising from its consideration as a hyperinflationary economy and, finally, the operation of corporate income tax, where the differences between accounting and taxation give rise to constant movements in deferred taxes.
Of the deferred tax assets and liabilities contained in the table above, those included in Note 19.4 above have been recognized against the entity's equity, and the rest against earnings for the year or reserves.
As of December 31, 2022, 2021 and 2020, the estimated amount of temporary differences associated with investments in subsidiaries, joint ventures and associates, which were not recognized as deferred tax liabilities in the consolidated balance sheets, amounted to €88, €93 and €106 million, respectively.
Of the deferred tax assets contained in the above table, the detail of the items and amounts guaranteed by the Spanish government, broken down by the items that originated those assets is as follows:

Secured tax assets (Millions of Euros)
	2022	2021	2020
Pensions	1,622	1,759	1,924
Loss allowances	7,067	7,545	7,437
Total	8,689	9,304	9,361
As of December 31, 2022, non-guaranteed net deferred tax assets of the above table amounted to €4,478 million (€3,844 and €4,156 million as of December 31, 2021 and 2020, respectively), which broken down by major geographies is as follows:
–Spain: Net deferred tax assets recognized in Spain totaled €2,407 million as of December 31, 2022 (€2,342 and €2,590 million as of December 31, 2021 and 2020, respectively). €1,050 million of the figure recorded in the year ended December 31, 2022 for net deferred tax assets related to tax credits and tax loss carry forwards and €1,357 million relate to temporary differences.
–Mexico: Net deferred tax assets recognized in Mexico amounted to €1,628 million as of December 31, 2022 (€1,121 and €1,036 million as of December 31, 2021 and 2020, respectively). Practically all of deferred tax assets as of December 31, 2022 relate to temporary differences.
–South America: Net deferred tax assets recognized in South America amounted to €198 million as of December 31, 2022 (€65 and €126 million as of December 31, 2021 and 2020, respectively). Practically all the deferred tax assets are related to temporary differences.
–Turkey: Net deferred tax assets recognized in Turkey amounted to €228 million as of December 31, 2022 (€302 and €395 million as of December 31, 2021 and 2020, respectively). All the deferred tax assets are related to temporary differences.
Based on the information available as of December 31, 2022, including historical levels of benefits and projected results available to the Group for the coming 15 years, the Group has carried out an analysis of its recovery of deferred tax assets and liabilities and it is considered that there is sufficient positive evidence, in excess of the negative evidence, that sufficient positive taxable income will be generated for the recovery of the aforementioned unsecured deferred tax assets when they become deductible in accordance with tax legislation.
On the other hand, the Group has not recognized certain negative tax losses and deductions for which, in general, there is no legal period for offsetting, amounting to approximately €2,048 million, which are mainly originated by Catalunya Banc.
Other Contributions
On December 28, 2022, the Law for the establishment of the temporary tax on credit institutions and financial credit establishments was published in the Official State Gazette.
This law establishes an obligation to pay a non-taxable equity benefit of public nature during the years 2023 and 2024 to those credit institutions that operate in Spain whose aggregated amount of interest income and fee and commission income generated, corresponding to the year 2019, equals or exceeds €800 million.
The amount of the benefit to be paid will be the result of applying the percentage of 4.8% to the sum of the net interest income and fee and commission income and expense derived from the activity carried out in Spain, as shown in the income statement of the tax consolidation group to which the credit institutions belongs, corresponding to the calendar year prior to the year in which the obligation to pay arose. The payment obligation arises on the first day of the calendar year of fiscal years 2023 and 2024.
The estimated impact for 2023 is €225 million and has been recorded on January 1, 2023 in the heading "Other operating expense" of the consolidated income statement.